EXHIBIT NO.                                     DESCRIPTION
          99.1                            EP MedSystems, Inc.
                                          Unaudited Historical and Pro Forma
                                          Consolidated Balance Sheets
                                          as at February 28, 2003

                               EP MEDSYSTEMS, INC.
                       UNAUDITED HISTORICAL AND PRO FORMA
                           CONSOLIDATED BALANCE SHEETS
                                FEBRUARY 28, 2003

     The adjustments to the following unaudited pro forma consolidated balance sheet as at February 28, 2003 give effect to certain events and circumstances arising prior to the filing date of April 14, 2003 as if they had occurred on February 28, 2003. The following unaudited pro forma financial data may not be indicative of what the results of our operations or financial position would have been if the events and circumstances to which such data gives effect had been completed on the date assumed, nor is such data necessarily indicative of our results of operations or financial position that may exist in the future. The following unaudited historical and pro forma information should be read in conjunction with the notes thereto, and the consolidated financial statements and notes of EP MedSystems, Inc. as of December 31, 2002 and for each of the two years in the period then ended filed on Form 10-KSB.


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                                                          Unaudited                      Adjustments                     Unaudited
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ASSETS                                                   Historical            (1)             (2)           (3)         Pro Forma
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Current assets:
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    Cash and cash equivalents                              2,954,375                                         210,000
                                                                                                                           3,164,375
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    Accounts receivable, net of allowances for             1,816,311
    doubtful accounts of $98,600                                                                500,000                    2,316,311
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    Inventory, net of reserve for obsolescence of
    $135,700                                               2,331,302                                                       2,331,302
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    Prepaid expenses and other current assets                392,403
                                                                                                                             392,403
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       Total current assets                                7,494,391                            500,000
                                                                                                             210,000       8,204,391
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Property, plant and equipment, net                         1,851,992
                                                                                                                           1,851,992
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Intangible assets, net                                       360,180
                                                                                                                             360,180
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Other assets                                                  25,764
                                                                                                                              25,764
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      Total Assets                                         9,732,327                   -        500,000       210,000     10,442,327
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

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LIABILITIES
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Current liabilities:
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    Accounts payable                                       1,240,783                                                       1,240,783
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    Accrued expenses and other current liabilities           539,362                                                         539,362
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    Deferred warranty revenue, current                       157,012                                                         157,012
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    Customer Deposits                                         26,311                                                          26,311
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        Total current liabilities                          1,963,468
                                                                                                                           1,963,468
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    Accrued interest on long term debt - non-current         552,939                                                         552,939
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    Deferred warranty revenue - non-current                  335,107
                                                                                                                             335,107
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    Notes payable - mortgage                                 750,000           (375,000)                                     375,000
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    Notes payable to Medtronic, Inc.                       3,200,000                                                       3,200,000
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   Total Liabilities                                       6,801,514           (375,000)                                   6,426,514
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Preferred stock, no par value, stated value $.001            618,161                                                         618,161
per share, 5,000,000 shares authorized, 373,779
shares outstanding
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Common Stock, no par value, stated value $.001 per            17,418                 300            357           120         18,195
share, 25,000,000 shares authorized, 17,418,126
shares outstanding
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Additional paid in capital                                34,914,947             596,700        499,643       209,880
                                                                                                                          36,221,170
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Receivable from officer                                     (100,000)
                                                                                                                           (100,000)
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Accumulated deficit                                      (32,519,713)          (222,000)                                (32,741,713)
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   Total shareholders' equity                              2,930,813             375,000        500,000       210,000
                                                                                                                           4,015,813
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  Total liabilities and shareholders' equity               9,732,327                            500,000       210,000     10,442,327
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

Notes to Unaudited Pro Forma Consolidated Balance Sheet Adjustments

     The unaudited Pro Forma Consolidated Balance Sheet as of February 28, 2003 has been adjusted to reflect the following:

     1. On April 2, 2003, the mortgage Payees converted $375,000 of the mortgage loans into 300,000 shares of common stock of EP MedSystems, Inc. In order to close the conversion, the Company reduced the conversion price from $2.14 per share to $1.25 per share. In accordance with Statement of Financial Accounting Standards No. 84, "Induced Conversions of Convertible Debt", the Company recorded a pro forma non-cash charge of approximately $222,000, which will be recorded in the quarter ended June 30, 2003.

     2. The Company provided notice to its joint development counterparty of the Company's achievement of a milestone under a previously disclosed agreement relating to a joint development project, as of March 31, 2003. Pursuant to that agreement, upon achievement of the milestone, the counterparty is obligated to purchase 357,398 shares of the Company's common stock at a purchase price of approximately $1.40 per share, for an aggregate purchase price of $500,000. Those shares have been authorized for issuance by the Company's Board of Directors consistent with that agreement and historical practice relating to achievement by the Company of milestones.

     3. On April 11, 2003, the Company completed a $210,000 private placement of its common stock with various accredited investors. The Company issued 120,000 shares of its common stock for a purchase price of $1.75 per share.